SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2004

GENESIS MICROCHIP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street Alviso, California		95002
(Address of principal executive offices)		(Zip Code)

(408) 262-6599

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release, dated July 26, 2004.

Item 12. Results of Operations and Financial Condition

On July 26, 2004, Genesis Microchip Inc. issued a press release announcing financial results for its fiscal quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished to the Commission as required by that instruction.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: July 26, 2004	By:	/s/ Michael E. Healy
	Name:	Michael E. Healy
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated July 26, 2004